UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)	January 6, 2009
Tredegar Corporation
(Exact name of Registrant as specified in charter)
Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
1100 Boulders Parkway, Richmond, Virginia		23225
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code		(804) 330-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2009, the Board of Directors of Tredegar Corporation (the “Company”) appointed Nancy M. Taylor as the Company’s Executive Vice President, effective as of January 1, 2009. In connection with this appointment, the Company’s Executive Compensation Committee approved an increase in Ms. Taylor’s annual base salary from $317,328 to $400,008. Ms. Taylor continues to serve as President of Tredegar Film Products Corporation and its subsidiaries. A copy of the Company’s press release announcing the appointment is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.
(c)	Exhibits.
99.1	Press Release issued by the Company on January 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2009

TREDEGAR CORPORATION

By: /s/ A. Brent King
A. Brent King
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release issued by the Company on January 9, 2009.